UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 5, 2015

(Date of earliest event reported)

LOXO ONCOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36562	46-2996673
(Commission File Number)	(IRS Employer Identification No.)

One Landmark Square, Suite 1122 Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

(203) 653-3880

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 5, 2015, Loxo Oncology, Inc. (“Loxo Oncology”) issued a press release announcing its financial results for the quarterly period ended June 30, 2015. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed by Loxo Oncology with the Securities and Exchange Commission, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing (or any reference to this Current Report on Form 8-K generally), except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued by Loxo Oncology regarding its financial results for the quarterly period ended June 30, 2015, dated August 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loxo Oncology, Inc.

Date: August 5, 2015	By:	/s/ Jennifer Burstein
Name: Jennifer Burstein
Title: Vice President of Finance

EXHIBIT INDEX

Number	Description

99.1	Press release issued by Loxo Oncology regarding its financial results for the quarterly period ended June 30, 2015, dated August 5, 2015.